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                                                                   EXHIBIT 23.01
                                                                   -------------
                                Sidley & Austin
               A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS

   LOS ANGELES                One First National Plaza                 LONDON
      ______                   Chicago, Illinois 60603                 ______
     NEW YORK                 Telephone 312: 853-7000                SINGAPORE
      ______                        Telex 25-4364                      ______
 WASHINGTON, D.C.                Facsimile 312: 853-7036               TOKYO

                                 Founded 1866



                                    CONSENT

                                      OF

                                SIDLEY & AUSTIN

          Sidley & Austin hereby consents to all references made to it in the Registration Statement on Form S-1 of ML Global Horizons L.P. as filed with the Securities and Exchange Commission on August 23, 1996.


Date:  August 22, 1996


                                                  Very truly yours,

                                                  SIDLEY & AUSTIN